                                                                  EXHIBIT 23.1.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 6, 1996 included in Rally's Hamburgers, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

                                          Arthur Andersen LLP

Louisville, Kentucky
March 28, 1996